UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2023

HealthLynked Corp.

(Exact name of registrant as specified in charter)

Nevada	000-55768	47-1634127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1265 Creekside Parkway, Suite 302, Naples FL 34108

(Address of principal executive offices)

(800) 928-7144

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None.

Item 1.01 Entry into a Material Definitive Agreement

On January 17, 2023, ACO Health Partners, LLC (“AHP”), a Delaware limited liability company and wholly owned subsidiary of HealthLynked Corp. (the “Company”), the Company, PBACO Holding, LLC, a Florida limited liability company, or its permitted assignee (“Buyer”), and AHP Acquisition, LLC, a Florida limited liability company and wholly owned subsidiary of Buyer (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Buyer agreed to acquire all of the outstanding equity interest of AHP (the “Transaction”).

AHP operates an Accountable Care Organization (“ACO”) that assists physician practices in providing coordinated and more efficient care to patients via the Medicare Shared Savings Program (“MSSP”) as administered by the Centers for Medicare and Medicaid Services (the “CMS”), which rewards providers for efficiency in patient care. Buyer operates an ACO called Palm Beach Accountable Care Organization (“PBACO”).

Pursuant to the terms of the Merger Agreement, the Company received or will receive the following consideration in the Transaction: (1) $750,000 in cash paid upon signing of the definitive agreement (received January 18, 2023); (2) up to $2,250,000 incremental cash based on agreement to participate in PBACO by AHP’s existing physician practices or newly added practices, scaled based on the number of covered patients transferred to PBACO by July 31, 2023; (3) in the event that Buyer completes a planned initial public offering (“IPO”) by August 1, 2024, shares in the public entity at the time of the IPO with a value equal to AHP’s 2021 earnings times the multiple of earnings before interest, taxes depreciation and amortization (“EBITDA”) used to value the public entity’s IPO shares, net of any cash consideration previously paid by the Buyer and subject to vesting requirements detailed in the Merger Agreement (the “IPO Share Consideration”); (4) net proceeds, including allocation for expenses, from any MSSP Shared Savings related to AHP’s plan year 2022, which, if earned, would be determined and paid by the CMS by October 2023 (the “MSSP Consideration”).

In the event Buyer goes public through means other than an IPO, the parties agreed to modify the terms of the IPO Share Consideration to implement such alternate structure. In the event Buyer does not go public by IPO or other means by August 1, 2024, the Company receives no IPO Share Consideration, and the Transaction consideration is capped at the cash consideration of up to $3,000,000 plus the MSSP Consideration.

The Company will allocate up to $500,000 of the incremental $2,250,000 participation-based cash proceeds as an advance to AHP’s participating physicians to incentivize participation in PBACO. Any such participating physician advances will be repaid to the Company out of AHP’s 2023 performance year MSSP Shared Savings, which would be received in 2024.

Pursuant to the terms of the Merger Agreement, formal transfer of the equity ownership of AHP from the Company to the Buyer will occur at the earlier of (i) Buyer’s IPO, (ii) Buyer going public by other means, or (iii) if Buyer does not go public, on August 1, 2024. Until that time, the Company has the right, but not the obligation, to reacquire AHP for a price equal to any consideration already paid by the Buyer for AHP, plus all expenses incurred by Buyer in operating AHP after January 16, 2023.

Concurrent with the Merger Agreement, AHP and Buyer also entered into a Management Services Agreement (the “MSA”) pursuant to which Buyer assumed responsibility for managing AHP’s business operations and for AHP’s operating expenses after January 16, 2023. The Buyer also agreed in the Merger Agreement to reimburse the Company for reasonable expenses incurred by the Company in operating AHP from January 1, 2023 to January 16, 2023.

HealthLynked discontinued its ACO/MSO business segment with the transfer of AHP’s operations to the Buyer under the terms of the Merger Agreement and MSA.

The foregoing is a summary description of certain terms of the Merger Agreement and the MSA. For a full description of all terms, please refer to copies of the Merger Agreement and the MSA that are filed herewith as Exhibits 10.1 and 10.2, respectively, and each of which is incorporated herein by reference.

The Merger Agreement and MSA are filed with this Current Report on Form 8-K to provide security holders with information regarding their terms.  It is not intended to provide any other factual information about AHP, the Company, the Buyer, Merger Sub, or any other party to the Merger Agreement or MSA.  The representations, warranties and covenants contained in the Merger Agreement and MSA were made solely for purposes of such agreements and as of specific dates, are solely for the benefit of the parties to the Merger Agreement and MSA, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties to the Merger Agreement and MSA instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders.  Security holders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of AHP, the Company, the Buyer, or Merger Sub.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement and MSA, which subsequent information may or may not be fully reflected in the Company’s public disclosures, except to the extent required by law.

Item 8.01 Other Events

On January 20, 2023, the Corporation issued a press release announcing the Transaction. A copy of the press release is filed as Exhibit 99.1 to, and incorporated by reference in, this Current Report on Form 8-K. The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description of Document
10.1	Agreement and Plan of Merger, dated January 17, 2023
10.2	Management Services Agreement, dated January 17, 2023
99.1	Press release, dated January 20, 2023
104	Cover page of this Current Report on Form 8-K formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHLYNKED CORP.

Date: January 23, 2023	/s/ George O’Leary
George O’Leary
Chief Financial Officer

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